UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 3 to Form 8-K)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 1, 2007
Huntington Bancshares Incorporated
(Exact Name of Registrant as Specified in Charter)
Maryland
(State or Other Jurisdiction of Incorporation)

0-2525 (Commission File Number)	31-0724920 (IRS Employer Identification No.)

Huntington Center
41 South High Street
Columbus, Ohio	43287
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (614) 480-8300
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: This Amendment No. 3 amends the Current Report on Form 8-K dated July 1, 2007, to provide the financial statement information referred to in part (b) of Item 9.01 below relating to the recently completed merger of Huntington Bancshares Incorporated (Huntington) and Sky Financial Group, Inc. (Sky Financial).

Item 9.01.	Financial Statements and Exhibits.
     (a) Financial Statements of Businesses Acquired.
     The unaudited interim financial statements of Sky Financial required by Item 9.01(a) of Form 8-K as of and for the six months ended June 30, 2007, were filed on Form 8-K/A on October 30, 2007, as Exhibit 99.1 and are incorporated herein by reference.
     (b) Pro Forma Financial Information.
     The unaudited pro forma condensed combined consolidated financial information of Huntington and Sky Financial required by Item 9.01(b) of Form 8-K for the year ended December 31, 2007 are attached as exhibit 99.1 and is incorporated herein by reference.
     (d) Exhibits.
     The following exhibits are filed herewith:

Exhibit No.	Description

99.1	Unaudited pro forma condensed combined financial information for the year ended December 31, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON BANCSHARES INCORPORATED
Date: March 4, 2008	By:	/s/ Donald R. Kimble
		Name:	Donald R. Kimble
		Title:	Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Unaudited pro forma condensed combined financial information for the year ended December 31, 2007.